Summary Prospectus

February 1, 2018

Destra Flaherty & Crumrine Preferred and Income Fund

Class A	Class C	Class I
DPIAX	DPICX	DPIIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.destracapital.com/literature. You can also get this information at no cost by calling 877.287.9646 or by sending an e-mail to info@destracapital.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated February 1, 2018, are incorporated by reference into (and are considered part of) this Summary Prospectus. The Statement of Additional Information may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The investment objective of Destra Flaherty & Crumrine Preferred and Income Fund (the “Fund”) is to seek total return, with an emphasis on high current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund or in other Destra mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Shareholder Information” on page 24 of this Prospectus and “Purchases” on page 29 of the Fund’s Statement of Additional Information.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee on shares held for 90 days or less (as a percentage of amount redeemed)	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.36%	0.36%	0.36%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.36%	2.11%	1.11%
Fee Waiver[1]	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after Fee Waiver	1.36%	2.11%	1.11%

____________

1      The Adviser has agreed to cap expenses such that the total annual fund operating expenses, excluding brokerage commissions and other trading expenses, taxes, acquired fund fees and other extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of business) are 1.50% for Class A, 2.25% for Class C and 1.25% for Class I. The arrangement will continue in effect until December 31, 2027 and may be terminated or modified prior to December 31, 2027 only with the approval of the Board of Trustees of the Trust. Fees waived and/or expenses assumed pursuant to the arrangement are subject to recovery by the Adviser for up to three years from the date the fee was waived and/or expense assumed, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived and/or expenses assumed by the Adviser.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redeemed				Not Redeemed
Share Class	1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
Class A	$582	$861	$1,161	$2,011	$582	$861	$1,161	$2,011
Class C	$214	$661	$1,134	$2,441	$314	$661	$1,134	$2,441
Class I	$113	$353	$612	$1,352	$113	$353	$612	$1,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of preferred and income-producing securities, including traditional preferred stock, trust preferred securities, hybrid securities that have characteristics of both equity and debt securities, convertible securities, contingent capital securities (“CoCos”), subordinated debt, senior debt and securities of other open-end, closed-end or exchange-traded funds that invest primarily in the same types of securities.

The Fund may also invest up to 15% of its net assets in common stock. The portions of the Fund’s assets invested in various types of preferred stock, debt or equity may vary from time to time depending on market conditions. In addition, under normal market conditions, the Fund invests more than 25% of its total assets in companies principally engaged in financial services. The Fund may also invest up to 40% of its net assets in securities of non-U.S. companies.

The Fund will principally invest in (i) investment-grade quality securities or (ii) below investment-grade quality preferred or subordinated securities of companies with investment-grade senior debt outstanding, in either case determined at the time of purchase. Securities that are rated below investment grade are commonly referred to as “high yield” or “junk bonds.” However, some of the Fund’s total assets may be invested in securities rated (or issued by companies rated) below investment grade at the time of purchase. Preferred and debt securities of below investment-grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay dividends and interest and repayment of principal. Due to the risks involved in investing in preferred and debt securities of below investment grade-quality, an investment in the Fund should be considered speculative. The maturities of preferred and debt securities in which the Fund will invest generally will be longer-term (perpetual, in the case of some preferred securities, and ten years or more for other preferred and debt securities); however, as a result of changing market conditions and interest rates, the Fund may also invest in shorter-term securities. As of September 30, 2017, the Fund had significant investments in financial services companies.

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Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

Active Management Risk: The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the Fund’s Sub-Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Sub-Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Concentration Risk: The Fund intends to invest 25% or more of its total assets in securities of financial services companies. This policy makes the Fund more susceptible to adverse economic or regulatory occurrences affecting financial services companies.

Contingent Capital Securities Risk. CoCos are another form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain triggers. These triggers are generally linked to regulatory capital thresholds or other regulatory actions. CoCos may provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. CoCos may be considered to be high-yield securities (a.k.a. “junk” bonds) and, to the extent a CoCo held by the Fund undergo a write down, the Fund may lose some or all of its original investment in the CoCo. Performance of a CoCo issuer may, in general, be correlated with the performance of other CoCo issuers. As a result, negative information regarding one CoCo issuer may cause a decline in value of other CoCo issuers. Subordinate securities such as CoCos are more likely to experience credit loss than non-subordinate securities of the same issuer - even if the CoCos do not convert to equity securities. Any losses incurred by subordinate securities, such as CoCos, are likely to be proportionately greater than non-subordinate securities and any recovery of principal and interest of subordinate securities may take more time. As a result, any perceived decline in creditworthiness of a CoCo issuer is likely to have a greater impact on the CoCo, as a subordinate security.

Convertible Securities Risk: Convertible securities are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock convertibles). The market value of a convertible security often performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Credit Risk: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments. Credit risk may be heightened for the Fund because the Fund may invest in “high yield” or “high risk” securities; such securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer’s capacity to pay dividends and interest and repay principal.

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Currency Risk: Since a portion of the Fund’s assets may be invested in securities denominated in non-U.S. currencies, changes in currency exchange rates may adversely affect the Fund’s net asset value, the value of dividends and income earned, and gains and losses realized on the sale of securities.

Cybersecurity Risk: As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which a Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Financial Services Companies Risk: The Fund invests in financial services companies, which may include banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry. These companies are especially subject to the adverse effects of economic recession; currency exchange rates; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

General Fund Investing Risks: The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. Investors in the Fund should have long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

High Yield Securities Risk: High yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete. In general, high yield securities may have a greater risk of default than other types of securities.

Income Risk: The income earned from the Fund’s portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called preferred or debt securities, at market interest rates that are below the portfolio’s current earnings rate.

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Interest Rate Risk: If interest rates rise—in particular, if long-term interest rates rise—the prices of fixed-rate securities held by the Fund will fall.

Investment Companies Risk: The Fund may satisfy its principal strategy of investing 80% in preferred and income-producing securities by investing in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the Fund may invest directly. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Liquidity Risk: This Fund, like all open-end funds, is limited to investing up to 15% of its net assets in illiquid securities. From time to time, certain securities held by the Fund may have limited marketability and may be difficult to sell at favorable times or prices. It is possible that certain securities held by the Fund will not be able to be sold in sufficient amounts or in a sufficiently timely manner to raise the cash necessary to meet any potentially large redemption requests by fund shareholders.

Market Risk: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-U.S. Investment Risk: The Fund invests its assets in income producing and preferred non-U.S. instruments. Thus, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Non-U.S. markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in non-U.S. markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a non-U.S. country. In addition, the European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of the Fund’s investments.

Preferred Security Risk: Preferred and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at destracapital.com or by calling (877) 287-9646. Performance information in the bar chart and table below for the time period prior to October 1, 2016 is that of Destra Flaherty & Crumrine Preferred and Income Fund, a series of Destra Investment Trust II (the “Predecessor Fund”). The Fund is a successor to the Predecessor Fund pursuant to a reorganization that took place as of September 30, 2016. The Predecessor Fund was managed by the same investment advisor as the Fund and had the same investment objective and investment strategy.

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The bar chart below shows the Fund’s performance for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges; if these charges were reflected, the returns would be less than those shown.

Calendar Year Total Return as of 12/31

The Fund’s highest and lowest quarterly returns were 6.44% and -3.02%, respectively, for the quarters ended March 31, 2012 and December 31, 2016.

The table below shows the variability of the Fund’s average annual returns and how they compare over the time periods indicated to those of a broad-based market index that seeks to track the performance of the preferred securities market.

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as IRAs or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced. The returns that follow reflect sales charges.

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Years	Since Inception (April 12, 2011)
Class A (return before taxes)	6.54%	5.86%	7.17%
Class A (return after taxes on distributions)	5.31%	4.47%	5.86%
Class A (return after taxes on distributions and sale of Fund shares)	4.57%	4.20%	5.33%
Class C (return before taxes)	9.77%	6.05%	7.46%
Class I (return before taxes)	11.88%	7.21%	8.27%
BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index (reflects no deduction for fees, expenses or taxes)	10.80%	6.45%	—[2]

1      The inception date of Class C shares is November 1, 2011.

2      The inception date of the BofA Merrill Lynch 8% Constrained Core West Preferred & Jr. Subordinated Securities Index is April 4, 2012. Therefore, returns are not available for this time period because the index was not yet in existence.

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Management

Investment Adviser

Destra Capital Advisors LLC

Investment Sub-Adviser

Flaherty & Crumrine Incorporated (the “Sub-Adviser”)

Portfolio Managers

Flaherty & Crumrine Incorporated

R. Eric Chadwick	Since 2011
Bradford S. Stone	Since 2011

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. Generally, you may purchase, redeem or exchange shares only through institutional channels, such as financial intermediaries and retirement platforms. The minimum investment for Class A shares and Class C shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The maximum purchase in Class C shares is $500,000 for any single purchase. The sales charge and expense structure of Class A shares may be more advantageous for investors purchasing more than $500,000 of Fund shares. The minimum investment for Class I shares is $100,000 for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund on a given day. Accounts offered through certain intermediary institutions may meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types.

Tax Information

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions from the Fund held in such a tax-deferred arrangement will be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

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